Fair Value Measurements	12 Months Ended
Dec. 31, 2025
NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan [Member]
Fair Value Measurements [Abstract]
Fair Value Measurements
3.
Fair Value Measurements

The following table presents the financial instruments recorded at fair value on a recurring basis by the Plan as of December 31, 2025 and 2024:

Description	December 31, 2025	Level 1	Level 2	Level 3
Mutual funds	$363,169,532	$363,169,532	$-	$-
Common stock of NBT Bancorp Inc.	30,074,182	30,074,182	-	-
Stable value fund	17,933,465	17,933,465	-	-
Cash and money market funds	31,988	31,988	-	-
Total	$411,209,167	$411,209,167	$-	$-

Description	December 31, 2024	Level 1	Level 2	Level 3
Mutual funds	$307,131,380	$307,131,380	$-	$-
Common stock of NBT Bancorp Inc.	35,226,305	35,226,305	-	-
Stable value fund	18,539,578	18,539,578	-	-
Cash and money market funds	86,728	86,728	-	-
Total	$360,983,991	$360,983,991	$-	$-
The stable value fund consists of the Federated Capital Preservation Fund (“the Fund”), which primarily holds guaranteed investment contracts (“GICs”) and synthetic guaranteed investment contracts (“synthetic GICs”). GICs represent deposits which guarantee a stated interest rate for the term of the contracts. The crediting rate of security-backed contracts will track current market yields on a trailing basis. The rate reset allows the contract value to converge with the fair value of the underlying portfolio over time, assuming the portfolio continues to earn the current yield for a period of time equal to the current portfolio duration. The fair value of GICs is determined based on the present value of the contract's expected cash flows, discounted by current market interest rates for like duration and like quality investments. Synthetic GICs are portfolios of securities (debt securities or open end registered investment companies) owned by the Fund with wrap contracts that guarantee a fixed or variable rate for the term of the contracts.